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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - SEPTEMBER 29, 2004

                                    TXU CORP.
             (Exact name of registrant as specified in its charter)

          TEXAS                         1-12833                  75-2669310
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)

                             TXU US HOLDINGS COMPANY
             (Exact name of registrant as specified in its charter)

          TEXAS                         1-11668                  75-1837355
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)

                             TXU ENERGY COMPANY LLC
             (Exact name of registrant as specified in its charter)

         DELAWARE                      333-108876                75-2967817
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)

                                 TXU GAS COMPANY
             (Exact name of registrant as specified in its charter)

          TEXAS                         1-3183                   75-0399066
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)

                TXU ELECTRIC DELIVERY TRANSITION BOND COMPANY LLC
             (Exact name of registrant as specified in its charter)

         DELAWARE                       333-91935                75-2851358
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)

            ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS 75201-3411 (Address of principal executive offices, including zip code)

                          TXU ELECTRIC DELIVERY COMPANY
             (Exact name of registrant as specified in its charter)

          TEXAS                        333-100240                75-2967830
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)

                    500 N. AKARD STREET, DALLAS, TEXAS 75201
          (Address of principal executive offices, including zip code)

                                  214-812-4600
              (Registrants' telephone number, including Area Code)

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Item 5.02 below applies to all registrants listed above. Item 8.01 applies only to TXU Corp., TXU US Holdings Company and TXU Energy Company LLC. Item 8.01 shall be deemed neither filed nor furnished by TXU Electric Delivery Company, TXU Gas Company or TXU Electric Delivery Transition Bond Company.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On September 30, 2004, Scott Longhurst, principal accounting officer of all the above registrants, and a native of the United Kingdom, resigned from the above registrants to accept an employment opportunity with a company in the United Kingdom. Stan Szlauderbach, assistant controller of all the above registrants, will assume Longhurst's responsibilities on an interim basis.

ITEM 8.01. OTHER EVENTS.

On September 29, 2004, TXU Energy Company LLC (TXU Energy), a subsidiary of TXU Corp. and TXU US Holdings Company, and Credit Suisse First Boston (CSFB) announced that they had mutually agreed not to pursue a joint energy marketing and trading venture.

On May 18, TXU Energy and CSFB announced that they had a memorandum of understanding to explore a 50/50 investment in an energy marketing and trading entity. After a detailed review of the proposed venture, the parties were unable to agree on an economic arrangement that met each side's strategic objectives.

TXU Energy will continue to leverage its internal wholesale marketing and risk management capabilities to manage its purchased power needs and economically dispatch its generation fleet in the Texas market.

FORWARD-LOOKING STATEMENTS

This material included in this filing contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in the companies' SEC filings.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           TXU CORP.

                                           By: /s/ Stanley J. Szlauderbach
                                               ---------------------------------
                                               Stanley J. Szlauderbach
                                               Assistant Controller

                                           TXU US HOLDINGS COMPANY

                                           By: /s/ Stanley J. Szlauderbach
                                               ---------------------------------
                                               Stanley J. Szlauderbach
                                               Assistant Controller

                                           TXU ENERGY COMPANY LLC

                                           By: /s/ Stanley J. Szlauderbach
                                               ---------------------------------
                                               Stanley J. Szlauderbach
                                               Assistant Controller

                                           TXU ELECTRIC DELIVERY COMPANY

                                           By: /s/ Stanley J. Szlauderbach
                                               ---------------------------------
                                               Stanley J. Szlauderbach
                                               Assistant Controller

                                           TXU GAS COMPANY

                                           By: /s/ Stanley J. Szlauderbach
                                               ---------------------------------
                                               Stanley J. Szlauderbach
                                               Assistant Controller

                                           TXU ELECTRIC DELIVERY TRANSITION BOND
                                           COMPANY

                                           By: /s/ Stanley J. Szlauderbach
                                               ---------------------------------
                                               Stanley J. Szlauderbach
                                               Assistant Controller

Dated: September 29, 2004


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